UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2006
BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
None.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Restricted Stock Units. On February 28, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Company”) granted time-based (employment-related) restricted stock unit (“RSU”) awards under the shareholder-approved Belo 2004 Executive Compensation Plan (“Plan”) for 2005 to the following executive officers in the amounts indicated below:

Name	Title	RSUs

Robert W. Decherd	Chairman of the Board, President and Chief Executive Officer	59,500

John L. (Jack) Sander	Vice Chairman	48,700

Dunia A. Shive	President/Media Operations	25,000

James M. Moroney III	Publisher and Chief Executive Officer, The Dallas Morning News	13,900

Dennis A. Williamson	Executive Vice President/Chief Financial Officer	13,100
Jack Sander, Vice Chairman, is scheduled to retire in 2006, and was accordingly awarded additional time-based RSUs in lieu of target-level grants of performance-related RSUs. A form of Belo 2004 Executive Compensation Plan Award Notification for senior executive time-based RSU awards is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. Also attached hereto, as Exhibit 10.2 to this Form 8-K and incorporated by reference herein, is the form of Belo 2004 Executive Compensation Plan Award Notification for employee awards that will be used for Plan participants, including executive officers, in respect of stock option, time-based RSU, and performance-related RSU grants to be made during the Committee’s meeting that typically is in late November or early December of each year.
Annual Performance Bonus. On February 28, 2006, the Committee approved the following annual cash performance bonuses under the Plan for 2005 to the following executive officers in the amounts indicated below:

Name	Bonus

Robert W. Decherd	$475,000
John L. (Jack) Sander	$250,000
Dunia A. Shive	$200,000
Dennis A. Williamson	$150,000
James M. Moroney III	$98,000
On February 28, 2006, the Compensation Committee established that consolidated net income will be the measure of performance for senior executives for purposes of determining performance bonus amounts for 2006 under the Plan.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Form of Belo 2004 Executive Compensation Plan Award Notification for Senior Executive Time-Based Restricted Stock Unit Awards

	10.2	Form of Belo 2004 Executive Compensation Plan Award Notification for Employee Awards

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 2, 2006

BELO CORP.
By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Belo 2004 Executive Compensation Plan Award Notification for Senior Executive Time-Based Restricted Stock Unit Awards
10.2	Form of Belo 2004 Executive Compensation Plan Award Notification for Employee Awards